UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 7, 2007


                             WILD OATS MARKETS, INC.

             (Exact name of registrant as specified in its charter)


            Delaware                 0-21577               84-1100630

  (State or other jurisdiction     (Commission           (IRS Employer
         of incorporation)         File Number)         Identification No.)


                                1821 30th Street

                             Boulder, Colorado 80301

               (Address of principal executive offices)(Zip Code)



       Registrant's telephone number, including area code: (303) 440-5220


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 8.01      Other Events.

     On June 12, 2007, Wild Oats Markets, Inc. (the "Company") and Whole Foods Market, Inc. issued a joint press release announcing that the U.S. District Court, District of Columbia, scheduled a two day hearing to begin on July 31, 2007, regarding the Federal Trade Commission's filing on June 7, 2007 of a complaint seeking a preliminary injunction to block Whole Foods Market, Inc.'s proposed acquisition of the Company. A copy of the joint press release is furnished herewith as Exhibit 99.1.


Item 9.01      Financial Statements and Exhibits.

(d) Exhibits:

    Exhibit No.                            Description
    -----------                            -----------

       99.1          Press Release dated June 12, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               WILD OATS MARKETS, INC.



Date: June 12, 2007                        By: /s/ Freya R. Brier
                                               ---------------------------------
                                                   Name: Freya R. Brier
                                                   Title: Executive Officer

                                  EXHIBIT INDEX
                                  -------------




     Exhibit No.                             Description
     -----------                             -----------

        99.1         Press Release dated June 12, 2007.